Exhibit 10.1.3

THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT AND IF THE FEDERAL ARBITRATION ACT IS INAPPLICABLE, THE SOUTH CAROLINA UNIFORM ARBITRATION ACT, § 15-48-10, ET. SEQ., CODE OF LAWS OF SOUTH CAROLINA (1976), AS AMENDED.

UNLIMITED GUARANTY

THIS UNLIMITED GUARANTY AGREEMENT dated December 9, 2011 (the “Guaranty”) is given by Span Medical Products Canada Inc., a British Columbia corporation (the “Guarantor”) to TD Bank, N. A. (successor by merger to Carolina First Bank) (the “Lender”) as a condition of the Loan (defined herein) made by Lender to Span-America Medical Systems, Inc., a South Carolina corporation (the “Borrower”).

PRELIMINARY STATEMENT

Lender has agreed, among other things, to continue make a revolving line of credit loan in the amount of $10,000,000.00 (increased to $13,000,000.00 through March 30, 2012) (the “Loan”) to Borrower pursuant to the terms and conditions of that certain Amended and Restated Revolving Note with Stepdown (Increase) from Borrower to Lender dated of even date herewith (as such may be amended, modified, substituted or renewed in the future, the “Note”) and pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement by and among Lender, Borrower, and Guarantor of even date herewith (as such may be amended, modified or restated from time to time in the future, the “Loan Agreement”).  As a condition of continuing to making the Loan to Borrower, Lender has required this Guaranty from Guarantor.  Guarantor acknowledges and affirms that it will receive direct and indirect benefit from the Loan inasmuch as Guarantor has an economic interest in Borrower, and without this Guaranty Lender would be unwilling to make the Loan to Borrower.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises which are hereby affirmed by Guarantor to be true and correct, the mutual agreements of the Parties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do covenant and agree as follows:

1.           Definitions. Any capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Loan Agreement and such definitions are hereby incorporated by reference.

2.           Guaranty of Payment. Guarantor hereby unconditionally guarantees to Lender the repayment and performance, when due, by acceleration or otherwise, of any and all obligations, indebtedness and liabilities of Borrower to Lender, or its affiliates, whether now existing or hereafter arising, absolute or contingent, whether Borrower may be liable individually or jointly with others, including, without limitation: (a) amounts outstanding under the Loan, and all principal, interest, fees and expenses related thereto or otherwise arising in connection with the Loan, as such may be modified, extended or renewed from time to time; (b) Borrower’s full and complete compliance with, and performance of, all terms, conditions, covenants, and agreements of Borrower under the Loan Agreement and all Loan Documents (as defined in the Loan Agreement); and (c) the repayment of any indebtedness or obligation of Borrower  arising under: (i) any letters of credit issued for benefit of Borrower by Lender or its affiliates, (ii) any interest rate protection or swap agreements of any nature in favor of Lender or its affiliates; or (iii) any guaranty agreement executed by Borrower in favor of Lender or its affiliates; (all of the foregoing, collectively, the “Obligations”). The guaranty of Guarantor as set forth in this Section is a guaranty of payment and not of collection. Lender shall be entitled to exercise its remedies hereunder upon the occurrence of any Event of Default under any Loan Document.  Guarantor acknowledges and affirms that it will receive direct and indirect benefits from the Loan to Borrower inasmuch as Guarantor owns an economic interest in Borrower and further acknowledges that Lender would not extend the Loan to Borrower without this Guaranty.

3.           Release of Collateral, Parties Liable, etc. Guarantor agrees that the whole or any part of any security now or hereafter held for the Obligations may be compromised or surrendered from time to time at the discretion of Lender; that Lender shall have no obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held for the Obligations; that the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that Borrower may be granted indulgences generally; that any of the provisions of the Loan Agreement, the Note, or any other documents executed in connection with the Loan or evidencing any other Obligation of Borrower, to Lender, may be modified, amended or waived; that any party (including any co-guarantor) liable for the payment of the Obligations may be granted indulgences or released at the sole discretion of Lender; and that any deposit balance for the credit of Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any of the Obligations, all without notice to or further assent by Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release. For purposes of this Guaranty, “co-guarantor” shall include any party, which pledges or has pledged collateral for the Loan.

4.           Waiver of Rights. Guarantor expressly waives:  (i) notice of acceptance of this Guaranty by Lender and of all extensions of credit to Borrower by Lender; (ii) presentment and demand for payment of any of the Obligations; (iii) protest and notice of dishonor or of default to Guarantor or to any other party with respect to the Obligations or with respect to any security therefor; (iv) notice of Lender obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens, or encumbrances now or hereafter securing the Obligations, or Lender’s subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; and (v) demand for payment under this Guaranty.

5.           Subrogation and Subordination. Nothing herein shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against Borrower, by subrogation or otherwise, by reason of any act done or payment made by Guarantor pursuant to the provisions of this Guaranty; but all such claims, including claims for any indebtedness owed by Borrower to Guarantor, whether now existing or hereafter arising, shall be subordinate to payment in full of any and all Obligations of Borrower to Lender, including without limitation, any claims of Lender under the Note, the Loan Agreement, or any other document, instrument or agreement evidencing any Obligation.

6.           Unlimited Liability of Guarantor. Guarantor agrees that this Guaranty is a unlimited guaranty of payment and that Lender is not required, at any time, to resort to or exhaust any other security or collateral prior to making a claim against Guarantor hereunder or to have recourse to the Note or otherwise, and Guarantor hereby waives any rights to require Lender to proceed against Borrower or any co-guarantor or to require Lender to pursue any other remedy or enforce any other right. Guarantor further agrees that Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of Borrower to Lender; unless and until all Obligations of Borrower to Lender have been paid in full or otherwise satisfied and terminated by Lender. Guarantor further agrees that nothing contained herein shall prevent Lender from suing on the Note or from exercising any other rights available to it under the Note, the Loan Agreement, or any other instrument of security if neither Borrower, Guarantor, nor any co-guarantor timely performs the obligations of Borrower thereunder, and the exercise of any of the aforesaid rights shall not constitute a discharge of any of Guarantor’s obligations hereunder; it being the purpose and intent of Guarantor that Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither Guarantor’s obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Borrower or any co-guarantor or by reason of Borrower’s or any co-guarantor’s bankruptcy or insolvency. Guarantor acknowledges that the term “Obligations” as used herein includes any payments made by Borrower to Lender and subsequently recovered by a Borrower or a trustee for a Borrower pursuant to such Borrower’s bankruptcy or insolvency. At any time Lender is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event Lender elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Obligations have been paid in full. In the event Lender elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Obligations have been paid in full.

7.           Attorneys’ Fees and Costs of Collection. If at any time or times hereafter Lender employs counsel to pursue collection of any Obligations, including without limitation the Note; to intervene; to sue for enforcement of the terms hereof, of the Note, or of any other document evidencing an Obligation from Borrower; or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, the Note, the Loan Agreement,  or any other documents evidencing or securing an Obligation of Borrower, then in such event, all of the reasonable attorneys’ fees and other costs and expenses relating thereto and actually incurred shall be an additional liability of Guarantor to Lender, payable on demand.

8.           Setoff. Guarantor agrees that in the event it fails to meet its obligations hereunder, Lender shall have the right, immediately and without further action by it, to set off against the Obligations all money owed by Lender in any capacity to Guarantor (including, without limitation, any amounts maintained in depository accounts with Lender), whether or not due, and Lender shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of Lender subsequent thereto.

9.           Term of Guaranty. Unless released in writing by Lender, this Guaranty shall continue in full force and effect until all Obligations have been fully paid, performed and discharged. This Guaranty covers the Obligations whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by Lender in stages or installments.

10.         Representations and Warranties. Guarantor represents and warrants to Lender that: (i) subject to (a) certain issues arising in bankruptcy proceedings and (b) the exercise of judicial equitable discretion, this Guaranty is binding upon and enforceable against Guarantor in accordance with its terms, (ii) the execution and delivery of this Guaranty do not violate or constitute a breach of or default under any agreement to which Guarantor is a party or of any applicable laws; (iii) there is no litigation, claim, action or proceeding pending, or, to the best knowledge of Guarantor, threatened against Guarantor which would materially adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder; and (iv) Guarantor has knowledge of Borrower’s financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force.

11.         No Duty Investigate or Advise. Guarantor agrees that Lender will have no obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in the financial condition or affairs of Borrower which might come to the knowledge of Lender at any time, whether or not Lender knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor or might (or does) materially increase the risk of Guarantor as a guarantor or might (or would) affect the willingness of Guarantor to continue as a guarantor with respect to the Obligations.

12.         Financial Information; Duty to Inform. Guarantor agrees to furnish financial information to Lender from time to time as required by the Loan Agreement or otherwise at the request of Lender and to promptly inform Lender of the adverse determination of any litigation, claim, action or proceeding or the institution of any litigation, claim, action, or proceeding against Guarantor which does or could materially adversely affect the financial condition of Guarantor or its ability to fulfill its obligations hereunder.

13.         Additional Liability of Guarantor. If Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

14.         Binding Effect. This Guaranty is binding on and enforceable against Guarantor, its successors and assigns.

15.         Cumulative Rights. All rights of Lender hereunder or otherwise arising under any documents executed in connection with or as security for the Obligations are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of Lender and without affecting or impairing the liability of Guarantor.

16.         Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from Guarantor of interest in excess of the maximum rate or amount that Guarantor may be required or permitted to pay pursuant to any applicable law.

17.         Multiple Counterparts; Pronouns; Captions; Severability. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

18.         Lender Assigns. This Guaranty is intended for and shall inure to the benefit of Lender and each and every person who shall from time to time be or become the owner or holder of any of the Obligations, and each and every reference herein to the “Lender” shall include and refer to each and every successor or assignee of Lender at any time holding or owning any part of or interest in any part of the Obligations. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Lender of any of the Obligations the legal holder or owner of said Obligations (or a part thereof or interest therein thus transferred or assigned by Lender) shall (except as otherwise stipulated by Lender in its assignment) have and may exercise all of the rights granted to Lender under this Guaranty to the extent of that part of or interest in the Obligations thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of Lender hereunder. Failure to give notice will not affect the liabilities of Guarantor hereunder.

19.         Application of Payments. Lender may apply any payments received by it from any source against that portion of the Obligations (principal, interest, court costs, attorneys’ fees or other) in such priority and fashion as it may deem appropriate.

20.         Notices. All notices required to be given hereunder shall be in writing and shall be deemed served at the earlier of (i) receipt or (ii) the date notated on the delivery receipt affixed by an express mail or overnight delivery service as the date such notice was delivered as addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

to Guarantor:
Span Medical Products Canada Inc.
c/o Span America Medical Systems, Inc.
70 Commerce Center
Greenville, SC 29615
Attn:  Richard Coggins

to Lender:
TD Bank, N.A.
104 South Main Street
Greenville, South Carolina 29601
Attn:  Kevin M. Short, Senior Vice President

Any notice, request, approval, consent, demand or other communication shall be deemed delivered as of the earlier of (i) personal delivery or (ii) three (3) Business Days from the date of posting to the address referred to in this Section, as indicated on the receipt provided by the overnight or express mail carrier. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This Section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

21.         Governing Law. This Guaranty shall be construed in accordance with the laws of the State of South Carolina. Guarantor and Lender agree that any dispute arising out of this Guaranty shall be subject to the jurisdiction of both the state and federal courts in South Carolina. For that purpose, Guarantor hereby submits to the jurisdiction of the state and federal courts of South Carolina. Guarantor further agrees to accept service of process out of any of the before mentioned courts in any such dispute by registered or certified mail addressed to Guarantor.

22.         Amendments. The terms and conditions of this Guaranty may only be amended or modified by a writing signed by Guarantor and a duly authorized officer of Lender.

23.         No Waiver. No delay or failure of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

24.         WAIVER OF JURY TRIAL; ARBITRATION. GUARANTOR HEREBY KNOWINGLY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE UNDER THIS GUARANTY.  THIS GUARANTY IS SUBJECT TO ARBITRATION PURSUANT TO THE TERMS SET FORTH IN THE LOAN AGREEMENT.

25.         ADDITIONAL REPRESENTATION OF GUARANTOR. GUARANTOR REPRESENTS THAT THIS GUARANTY HAS BEEN READ IN ITS ENTIRETY, THAT GUARANTOR HAS BEEN AFFORDED THE OPPORTUNITY TO DISCUSS THIS GUARANTY WITH GUARANTOR’S BUSINESS, FINANCIAL AND LEGAL ADVISORS AND THAT ALL TERMS AND CONDITIONS ARE FULLY UNDERSTOOD.

Signature page follows

WITNESSES:	GUARANTOR:

Span Medical Products Canada Inc. (Seal)

By:

Its:

SIGNATURE PAGE TO UNLIMITED GUARANTY